UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 6, 2023

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Regain of Compliance with Nasdaq Listing Rule 5550(a)(2)

As previously disclosed, on November 15, 2022, T Stamp Inc. (the “Company”) received received a notification letter from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5550(a)(2) because the Company’s closing bid price for its Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), had been below $1.00 for a period of 30 consecutive business days. The notice had no immediate effect on the listing or trading of the Company’s Class A Common Stock and the Class A Common Stock continued to trade on The Nasdaq Capital Market under the symbol “IDAI.”

On April 6, 2023, the Company received a letter from Nasdaq’s Listing Qualifications department indicating that, for the last ten consecutive business days, the closing bid price of the Company’s Class A Common Stock had been at $1.00 per share or greater. Accordingly, the Company regained compliance with Nasdaq’s Listing Rule 5550(a)(2) and the matter is now closed.

Press Release

On April 11, 2023, the Company issued a press release disclosing that it was ranked #179 in the United States by the Financial Times in its “The Americas Fastest Growing Companies” Report for 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The forgoing description of the press release does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of T Stamp Inc. dated April 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/Gareth Genner
Name:	Gareth Genner
Title:	Chief Executive Officer

Dated: April 11, 2023